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                                                                   EXHIBIT 14(b)


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Other Service Providers" and to the incorporation by reference of our report dated May 9, 2003 for the Van Kampen Growth Fund in the Registration Statement (Form N-14) of the Van Kampen Equity Trust filed with the Securities and Exchange Commission under the Securities Act of 1933.



                                                               Ernst & Young LLP

Chicago, Illinois
December 19, 2003